SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report July 18, 2001
                                         -------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         1-3950                                            38-0549190
         -------                                           ----------
   (Commission File Number)                    (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                       48126
 --------------------------------------                       -----
(Address of principal executive offices)                    (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     Our news release dated July 18, 2001 and supplemental financial information, each concerning second quarter 2001 financial results, filed as Exhibits 20 and 99, respectively, to this report, are incorporated by reference herein.

     To view slides  summarizing  our second  quarter  2001  financial  results,
investors        can       visit       the       following       web       site:
http://media.ford.com/pdf/q22001_review.pdf. Also, investors can access replays of a review of our second quarter results by Henry Wallace, Ford's Group Vice President and Chief Financial Officer, that took place in the morning on July 18, 2001, by visiting one of the following web sites: www.streetfusion.com or www.streetevents.com.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation            Description                       Method of Filing
-----------            -----------                       ----------------

Exhibit 20             News Release dated
                       July 18, 2001                     Filed with this Report

Exhibit 99             Supplemental Financial
                       Information                       Filed with this Report

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                               FORD MOTOR COMPANY
                                               --------------------------------
                                               (Registrant)


Date:  July 18, 2001                           By: /s/Kathryn S. Lamping
                                               --------------------------------
                                                   Kathryn S. Lamping
                                                   Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 20                 News Release dated July 18, 2001

Exhibit 99                 Supplemental Financial Information